UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                  FORM 8-K


                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)     December 12, 2005

                     ADDVANTAGE TECHNOLOGIES GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

       Oklahoma                   1-10799                  73-1351610
(State or other jurisdiction    (Commission              (IRS Employer
   of incorporated)             File Number)           Identification No.)



          1605 E. Iola
      Broken Arrow, Oklahoma                                74012
(Address of principal executive office)                  (Zip Code)

                             (918) 251-9121
           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 7.01   Regulation FD Disclosure

     On December 12, 2005, ADDvantage Technologies Group, Inc. (the "Company") issued a press release announcing the extension of the distribution agreement with Scientific-Atlanta. A copy of the press release is furnished as Exhibit
99.1 to this Current Report and is incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits

(c)    Exhibits.

        The following exhibit is furnished herewith:

99.1 	Press Release dated December 12, 2005, issued by the Company.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ADDVANTAGE TECHNOLOGIES GROUP, INC.


Date:  December 12, 2005            /s/Ken Chymiak
                                    ------------------------------
                                    By:  Ken Chymiak
                                    Its: President





                               EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

Exhibit 99.1 Press Release of ADDvantage Technologies Group, Inc. dated December 12, 2005 announcing its extended distribution agreement with Scientific-Atlanta.